EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of T Bancshares, Inc. (the “Company”) for the quarter ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Patrick Howard, as Chief Executive Officer of the Company, and Ken Bramlage, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

T BANCSHARES, INC.

Date: May 15, 2014	By:	/s/ Patrick Howard
Patrick Howard President & Chief Executive Officer

Date: May 15, 2014	By:	/s/ Ken Bramlage
Ken Bramlage Executive Vice President & Chief Financial Officer